Van Kampen Life Investment Trust Aggressive Growth Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Warner  9/20/  70,600  $15.00 $1,059,  26,900    0.04%  0.97%   Goldma  Goldma
Chilco    06    ,000          000,000                             n,       n
tt Ltd                                                          Sachs    Sachs
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & CO.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.,
                                                                 Inc.